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                         Household Finance Corporation
                  Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates -
                                         Series 1996-1
        P & S Agreement Date:              May 1, 1996
      Original Settlement Date:           May 23, 1996
Series Number of Class A-1 Certificates:     441919AJ6
      Series Number of Class A-2 Certificates:     N/A
       Original Sale Balance:             $819,278,000



Servicer Certificate (Page 1 of 3)

                                                                10/20/2000


Investor Certificateholder Floating Allocation                      89.95%
Percentage
Investor Certificateholder Fixed Allocation Percentage              97.37%

Aggregate Amount of  Collections                              7,259,783.34
     Aggregate Amount of  Interest Collections                2,253,312.56
     Aggregate Amount of  Principal Collections               5,006,470.78

Class A Interest Collections                                  2,026,838.67
Class A Principal Collections                                 4,813,209.61
Seller Interest Collections                                     226,473.89
Seller Principal Collections                                    193,261.17

Weighted Average Loan Rate                                          13.98%
Net Loan Rate                                                       12.98%

Weighted Average Maximum Loan Rate                                  18.79%

Class A-1 Certificate Rate                                         6.8238%
Maximum Investor Certificate Rate                                 12.9809%
Class A-1 Certificate Interest Distributed                      973,737.31
Class A-1 Investor Certificate Interest Shortfall                     0.00
before Draw
Unpaid Class A-1 Certificate Interest Shortfall                       0.00
Received
Unpaid Class A-1 Certificate Interest Shortfall                       0.00
Remaining
Unpaid Class A-1 Carryover Interest Amount                            0.00







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Maximum Principal Dist. Amount (MPDA)                         4,874,555.28
Alternative Principal Dist. Amount (APDA)                     4,813,209.61
Rapid Amortization Period? (Y=1, N=0)                                 0.00
Scheduled Principal  Distribution Amount (SPDA)               4,813,209.61

Principal  allocable to Class A-1                             4,813,209.61

SPDA deposited to Funding Account                                     0.00
Subsequent Funding Mortgage Loans Purchased in Period                 0.00
Cumulative Subsequent Funding Mortgage Loans Purchased      100,781,997.58


Accelerated Principal Distribution Amount                             0.00

APDA allocable to Class A-1                                           0.00


Reimbursement to Credit Enhancer                                      0.00

Spread Trigger hit?                                                     No

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss Amount            173,204.67


Cumulative Investor Liquidation Loss Amount                     173,204.67

Total Principal allocable to A-1                              4,986,414.28


Beginning Class A-1 Certificate Principal Balance           171,237,921.41

Ending Class A-1 Certificate Principal Balance              166,251,507.13




Pool Factor (PF)                                                 0.2029244

Servicer Certificate (Page 2 of  3)

Distribution Date:                                              10/20/2000

Retransfer Deposit Amount (non 2.07 transfers)                        0.00
Servicing Fees Distributed                                      146,199.46
Beg. Accrued and Unpaid Inv. Servicing Fees                           0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                         0.00
End. Accrued and Unpaid Inv. Servicing Fees                           0.00

Number of Mortgage Loans Retransferred pursuant to                       0
2.07
Cumulative Number of Mortgage Loans Retransferred                        0
pursuant to 2.07
Mortgage Loans Retransferred pursuant to 2.07 ($)                     0.00
Cumulative Mortgage Loans Retransferred pursuant to                   0.00
2.07 ($)

Aggregate Investor Liquidation Loss Amount                      173,204.67
Investor Loss Reduction Amount                                        0.00

Beginning Pool Balance                                      195,042,503.30
Ending Pool Balance                                         190,036,692.59
Beginning Invested Amount                                   175,439,348.41
Ending Invested Amount                                      170,452,934.13
Beginning Seller Principal Balance                           19,603,154.89
Ending Seller Principal Balance                              19,583,758.46
Additional Balances                                             193,261.17

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Beginning Funding Account Balance                                     0.00
Ending Funding Account Balance                                        0.00
Ending Funding Account Balance % (before any purchase                0.00%
of Subsequent Loans or release to Certs.)
Ending Funding Account Balance % (after purchase of                  0.00%
Subsequent Loans or release to Certs.)
Principal Balance of Subsequent Funding Loans                        $0.00
Purchased in Period
Principal Collections to purchase Additional Balances                $0.00
and/or paid to Cert.

Excess Funding Amount                                                $0.00









Beginning Spread Account Balance                              2,100,714.00
Ending Spread Account Balance                                 2,100,714.00

Beginning Seller Interest                                           10.05%
Ending Seller's Interest                                            10.31%

Delinquency & REO Status
   30 - 59 days (Del Stat 3)
     No. of Accounts
     Trust Balance                                                     533
   60 - 89 days (Del Stat 4)                                 17,227,616.50
     No. of Accounts                                                   150
     Trust Balance                                            5,600,779.94
   90+ (Del Stat 5+)
     No. of Accounts                                                   212
     Trust Balance                                            5,862,022.54
   270+ (Del Stat 11+)
     No. of Accounts                                                   109
     Trust Balance                                            2,906,089.09
   REO
     No. of Accounts                                                    33
     Trust Balance                                              969,053.25

Rapid Amortization Event ?                                              No
   Failure to make payment within 5 Business Days of                    No
Required Date ?
   Failure to perform covenant relating to Trust's                      No
Security Interest ?
   Failure to perform other covenants as described in                   No
the Agreement ?
   Breach of Representation or Warranty ?                               No
   Bankruptcy, Insolvency or Receivership relating to                   No
Seller ?
   Subject to Investment Company Act of 1940                            No
Regulation ?
   Servicing Termination ?                                              No
   Aggregate of Credit Enhancement Draw Amounts exceed                  No
1% of the Cut-off Balance and Pre-Funded Amount

Servicer Certificate (Page 3 of  3)

Distribution Date:                                              10/20/2000

Event of Default ?                                                      No
   Failure by Servicer to make payment within 5 Bus.                    No
Days of Required Date ?
   Failure by Servicer to perform covenant relating to                  No
Trust's Security Interest ?
   Failure by Servicer to perform other covenants as                    No
described in the Agreement?
   Bankruptcy, Insolvency or Receivership relating to                   No
Master Servicer ?
   Trigger Event ?                                                      No

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Policy Fee Distributed to Credit Enhancer (Paid                        N/A
directly from HFC)
Premium Distributed to Credit Enhancer                                0.00
Amount Distributed to Seller                                    419,735.06
Master Servicer Credit Facility Amount                                0.00
Guaranteed Principal Distribution Amount                              0.00
Credit Enhancement Draw Amount                                        0.00
Spread Account Draw Amount                                            0.00
Capitalized Interest Account Draw                                     0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))                   0.00
Amount paid to Trustee                                                0.00
Cumulative Draw under Policy                                          0.00
Net Yield                                                            5.02%


Total  Available Funds
     Aggregate Amount of Collections                          7,259,783.34
     Deposit for principal not used to purchase                       0.00
subsequent loans
     Interest Earnings on the Pre-Funding Account                     0.00
     Deposit from Capitalized Interest Account                        0.00
     Total                                                    7,259,783.34


Application of Available Funds
     Servicing Fee                                              146,199.46
     Prinicpal and Interest to Class A-1                      5,960,151.59

     Seller's portion of Principal and Interest                 419,735.06
     Funds deposited into Funding Account (Net)                       0.00
     Funds deposited into Spread  Account                             0.00
     Excess funds released to Seller                            733,697.23
     Total                                                    7,259,783.34



OFFICERS'S CERTIFICATE
All computations reflected in this Servicer
Certificate were
made in conformity with the Pooling and Servicing
Agreement.

The attached Servicing Certificate is true and correct in all material respects.





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A Servicing Officer

Statement to Certificateholders (Page 1 of 2)

Distribution Date:                                              10/20/2000

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)


Class A Certificateholder Floating Allocation                     89.9493%
Percentage
Class A Certificateholder Fixed Allocation Percentage             97.3651%

Beginning Class A-1 Certificate Balance                     171,237,921.41


Class A-1 Certificate Rate                                       6.823750%

Class A-1 Certificate Interest Distributed                        1.188531

Class A-1 Certificate Interest Shortfall Distributed              0.000000

Remaining Unpaid Class A-1 Certificate Interest                   0.000000
Shortfall


Rapid Amortization Event ?                                              No
Class A-1 Certificate Principal Distributed                       6.086352

   Maximum Principal Distribution Amount                          5.949818
   Scheduled Principal  Distribution Amount (SPDA)                5.874941
   Accelerated Principal Distribution Amount                      0.000000
   Aggregate Investor Liquidation Loss Amount                     0.211411
Distributed

Total Amount Distributed to Certificateholders                    7.274883

Principal Collections deposited into Funding Account                  0.00
Ending Funding Account Balance                                        0.00

Ending Class A-1 Certificate Balance                        166,251,507.13


Class A-1 Factor                                                 0.2029244

Pool Factor (PF)                                                 0.2029244

Unreimbursed Liquidation Loss Amount                                    $0
Accrued Interest on Unreimbursed Liquidation Loss                       $0
Amount
Accrued & Unpaid Interest on Unreimbursed Liquidation                   $0
Loss Amount

Class A Servicing Fee                                           146,199.46

Beginning Invested Amount                                   175,439,348.41
Ending Invested Amount                                      170,452,934.13
Beginning Pool Balance                                      195,042,503.30
Ending Pool Balance                                         190,036,692.59

Spread Account Draw Amount                                            0.00
Credit Enhancement Draw Amount                                        0.00

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Statement to Certificateholders (Page 2 of 2)

Distribution Date:                                              10/20/2000

DELINQUENCY & REO STATUS

   30 - 59 days (Del Stat 3)
     No. of Accounts                                                   533
     Trust Balance                                           17,227,616.50

   60 - 89 days (Del Stat 4)
     No. of Accounts                                                   150
     Trust Balance                                            5,600,779.94

   90+ (Del Stat 5+)
     No. of Accounts                                                   212
     Trust Balance                                            5,862,022.54

   REO
     No. of Accounts                                                    33
     Trust Balance                                              969,053.25

Aggregate Liquidation Loss Amount for Liquidated Loans          192,558.13

Class A-1 Certificate Rate for Next Distribution Date        To be updated


Amount of any Draws on the Policy                                     0.00

Subsequent Mortgage Loans
     No. of Accounts                                                  0.00
     Trust Balance                                                    0.00
     Cumulative No. of Accounts                                   3,249.00
     Cumulative Trust Balance                               100,781,997.58

Retransferred Mortgage Loans pursuant to 2.07
    Number of Mortgage Loans Retransferred pursuant to                   0
2.07
    Cumulative Number of Mortgage Loans Retransferred                    0
pursuant to 2.07
    Mortgage Loans Retransferred pursuant to 2.07 ($)                 0.00
    Cumulative Mortgage Loans Retransferred pursuant                  0.00
to 2.07 ($)

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